EXHIBIT 10.14

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of December 1, 2006, is entered into among Alexandria Real Estate Equities, Inc., a Maryland corporation ("Parent"), Alexandria Real Estate Equities, L.P., a Delaware limited partnership ("Operating Partnership"), ARE-QRS Corp., a Maryland corporation ("QRS"), ARE Acquisitions, LLC, a Delaware limited liability company ("ARE"), and the other borrowers set forth on the signature pages hereto (collectively, together with Parent, Operating Partnership, QRS and ARE, the "Borrowers"), the Lenders identified on the signature pages hereto and Bank of America, N.A., as administrative agent (the "Administrative Agent"). Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement described below.

W I T N E S S E T H

WHEREAS, the Borrowers, the Lenders party thereto, and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement dated as of October 31, 2006 (the "Existing Credit Agreement");

WHEREAS, the Borrowers have requested that the Required Lenders agree to amend certain provisions of the Credit Agreement as hereinafter set forth; and

WHEREAS, the Required Lenders have agreed to such modifications on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

PART 1
DEFINITIONS

SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following term used in this Amendment, including its preamble and recitals, have the following meanings:

"Amendment No. 1 Effective Date" is defined in Subpart 3.1.

SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

PART 2
AMENDMENT TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Amendment No. 1 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part 2.

SUBPART 2.1 Amendment to Section 2.15(a). Clause (iv) contained in Section 2.15(a) of the Existing Credit Agreement is hereby amended and restated to read as follows:

(iv) the Aggregate Revolving Commitments shall not be increased by an amount, in the aggregate, that is greater than $500,000,000 less the aggregate amount of any additional term tranches added pursuant to clause (b) below,

SUBPART 2.2 Amendment to Section 2.15(b). Clause (iv) contained in Section 2.15(b) of the Existing Credit Agreement is hereby amended and restated to read as follows:

(iv) the aggregate amount of such term tranches shall not exceed $500,000,000 less any increases in the Aggregate Revolving Commitments pursuant to clause (a) above,

PART 3
CONDITIONS TO EFFECTIVENESS

SUBPART 3.1 Amendment No. 1 Effective Date. This Amendment shall be and become effective as of the date hereof (the "Amendment No. 1 Effective Date") when all of the conditions set forth in this Part 3 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the "Amendment".

SUBPART 3.2 Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrowers, the Required Lenders and the Administrative Agent.

SUBPART 3.3 Fees and Expenses. The Administrative Agent shall have received all out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment (including without limitation the fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent to the extent the Borrowers have received an invoice prior to the Amendment No. 1 Effective Date).

PART 4
MISCELLANEOUS

SUBPART 4.1 Representations and Warranties. The Borrowers hereby represent and warrant to the Administrative Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Existing Credit Agreement and (b) the representations and warranties set forth in Article V of the Existing Credit Agreement are true and correct in all material respects on and as of the date hereof, subject to the limitations set forth therein, as if made on and as of such date (except to the extent such representations and warranties expressly relate to another date in which case such representations and warranties shall be true and correct in all material respects as of such date).

SUBPART 4.2 Ratification of Credit Documents.

(a) The term "Credit Agreement" as used in each of the Loan Documents shall hereafter mean the Existing Credit Agreement as amended and modified by this Amendment. Except as herein specifically agreed, the Existing Credit Agreement, as amended by this Amendment, is hereby ratified and confirmed and, together with the other Loan Documents, shall remain in full force and effect according to its terms.

(b) The Borrowers acknowledge and consent to the modifications set forth herein and agree that this Amendment does not impair, reduce or limit any of its respective obligations under the Loan Documents and that, after the date hereof, this Amendment shall constitute a Loan Document.

SUBPART 4.3 Authority/Enforceability.

(a) The Borrowers represent and warrant to the Administrative Agent as follows:

(i) They have taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii) This Amendment has been duly executed and delivered by the Borrowers and constitute the Borrowers' legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii) The execution and delivery of this Amendment does not (A) violate, contravene or conflict with any provision of their Organizational Documents or (B) materially violate, contravene or conflict with any Law applicable to them.

SUBPART 4.4 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

SUBPART 4.5 Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original shall be delivered.

SUBPART 4.6 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SUBPART 4.7 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Credit Agreement as of the date first above written.

BORROWERS:

ALEXANDRIA REAL ESTATE EQUITIES, INC.,
a Maryland corporation

By: /s/ Dean A. Shigenaga

Name: Dean A. Shigenaga

Title: Chief Financial Officer

ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership

By: ARE-QRS Corp., a Maryland corporation, general partner

By: /s/ Dean A. Shigenaga

Name: Dean A. Shigenaga

Title: Chief Financial Officer

ARE-QRS CORP., a Maryland corporation

By: /s/ Dean A. Shigenaga

Name: Dean A. Shigenaga

Title: Chief Financial Officer

ARE ACQUISITIONS, LLC, a Delaware limited liability company

By: ARE-QRS Corp., a Maryland corporation, managing member

By: /s/ Dean A. Shigenaga

Name: Dean A. Shigenaga

Title: Chief Financial Officer

ARE-1201/1208 EASTLAKE AVENUE, LLC

ARE-1208 EASTLAKE AVENUE, LLC

ARE-HARBOR BAY NO. 4, LLC

ARE-EASTLAKE AVENUE NO. 3, LLC

ARE-MA REGION NO. 23, LLC

ARE-MA REGION NO. 26, LLC

ARE-MA REGION NO. 28, LLC

ARE-MA REGION NO. 30, LLC

ORANGE COAST, LLC

ARE-SAN FRANCISCO NO. 26, LLC

ARE-SEATTLE NO. 10, LLC

ARE-SEATTLE NO. 12, LLC

ARE-SEATTLE NO. 16, LLC

LMC STORAGE, LLC

ARE-MA REGION NO. 13, LLC

ARE-MA REGION NO. 14, LLC

ARE-MA REGION NO. 19, LLC

ARE-MA REGION NO. 20, LLC

ARE-MA REGION NO. 21, LLC

ARE-MARYLAND NO. 23, LLC

ARE-MD NO. 1, LLC

ARE-PA REGION NO. 6, LLC

ARE-SAN FRANCISCO NO. 15, LLC

ARE-MA REGION NO. 25, LLC

ARE-MA REGION NO. 33 LLC

JC TWINS, LLC, each a Delaware limited liability company

By: Alexandria Real Estate Equities, L.P., a Delaware limited partnership, their sole member

By: ARE-QRS Corp., a Maryland

corporation, general partner

By: /s/ Dean A. Shigenaga

Name: Dean A. Shigenaga

Title: Chief Financial Officer

ARE-10150 Old Columbia, LLC

ARE-10505 Roselle Street, LLC

ARE-108 Alexander Road

ARE-150/154 TECHNOLOGY PARKWAY, LLC

ARE-170 WILLIAMS DRIVE, LLC

ARE-19 FIRSTFIELD ROAD, LLC

ARE-2425/2400/2450 GARCIA BAYSHORE, LLC

ARE-2625/2627/2631 HANOVER, LLC

ARE-279 PRINCETON ROAD, LLC

ARE-3005 FIRST AVENUE, LLC

ARE-3770 TANSY STREET, LLC

ARE-480 ARSENAL STREET, LLC

ARE-5 TRIANGLE DRIVE, LLC

ARE-500 ARSENAL STREET, LLC

ARE-6146 NANCY RIDGE, LLC

ARE-7030 KIT CREEK, LLC

ARE-770/784/790 MEMORIAL DRIVE, LLC

ARE-819/863 MITTEN ROAD, LLC

ARE-EAST JAMIE COURT, LLC

ARE-NEXUS CENTRE II, LLC

ARE-129/153/161 HILL STREET, LLC, each a Delaware limited liability company

By: Alexandria Real Estate Equities, L.P., a Delaware limited partnership, their managing member

By: ARE-QRS Corp., a Maryland

corporation, general partner

By: /s/ Dean A. Shigenaga

Name: Dean A. Shigenaga

Title: Chief Financial Officer

ARE-MARYLAND NO. 25, LLC

ARE-MARYLAND NO. 26, LLC

ARE-MARYLAND NO. 27, LLC

ARE-MARYLAND NO. 31, LLC

ARE-MARYLAND NO. 32, LLC, each a

Maryland limited liability company

By: Alexandria Real Estate Equities, L.P., a Delaware limited partnership, their sole member

By: ARE-QRS Corp., a Maryland corporation, general partner

By: /s/ Dean A. Shigenaga

Name: Dean A. Shigenaga

Title: Chief Financial Officer

ARE-5 RESEARCH PLACE, LLC, a Maryland limited liability company

By: Alexandria Real Estate Equities, L.P., a Delaware limited partnership, manager

By: ARE-QRS Corp., a Maryland corporation, general partner

By: /s/ Dean A. Shigenaga

Name: Dean A. Shigenaga

Title: Chief Financial Officer

ARE-10933 NORTH TORREY PINES, LLC

ARE-11099 NORTH TORREY PINES, LLC, each a Delaware limited liability company

By: Alexandria Real Estate Equities, Inc., a Maryland corporation, their managing member

By: /s/ Dean A. Shigenaga

Name: Dean A. Shigenaga

Title: Chief Financial Officer

ARE-381 PLANTATION STREET, LLC

ARE-60 WESTVIEW, LLC

ARE-ONE INNOVATION DRIVE, LLC, each a Delaware limited liability company

By: AREE-Holdings, L.P., a Delaware limited partnership, their managing member

By: ARE-GP Holdings QRS Corp., a Delaware corporation, general partner

By: /s/ Dean A. Shigenaga

Name: Dean A. Shigenaga

Title: Chief Financial Officer

ARE-PA REGION NO. 3, L.P.

ARE-PA REGION NO. 4, L.P.

ARE-702 ELECTRONIC DRIVE, L.P., each a Delaware limited partnership

By: AREE-Holdings, L.P., a Delaware limited partnership, their general partner

By: ARE-GP Holdings QRS Corp., a Delaware corporation, general partner

By: /s/ Dean A. Shigenaga

Name: Dean A. Shigenaga

Title: Chief Financial Officer

ARE-VIRGINIA NO. 2, LLC, a Delaware limited liability company

By: ARE-Virginia No. 2 Member, LLC, a Delaware limited liability company, manager

By: Alexandria Real Estate Equities, Inc., a Maryland corporation, sole member

By: /s/ Dean A. Shigenaga

Name: Dean A. Shigenaga

Title: Chief Financial Officer

ARE-Maryland No. 7 Corp.

ARE-Maryland No. 8 Corp., each a Maryland corporation

By: /s/ Dean A. Shigenaga

Name: Dean A. Shigenaga

Title: Chief Financial Officer

ARE-MARYLAND NO. 30, LLC, a Maryland limited liability company

By: ARE-Maryland No. 29, LLC, a Delaware limited liability company, sole member

By: Alexandria Real Estate Equities, L.P., a Delaware limited partnership, sole member

By: ARE-QRS Corp., a Maryland corporation, general partner

By: /s/ Dean A. Shigenaga

Name: Dean A. Shigenaga

Title: Chief Financial Officer

ARE-SAN FRANCISCO NO. 21, LP, a California limited partnership

By: ARE-San Francisco No. 21 GP, LLC, a Delaware limited liability company, general partner

By: Alexandria Real Estate Equities, L.P., a Delaware limited partnership, sole member

By: ARE-QRS Corp., a Maryland corporation, general partner

By: /s/ Dean A. Shigenaga

Name: Dean A. Shigenaga
Title: Chief Financial Officer

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Kathleen M. Carry

Name: Kathleen M. Carry

Title: Vice President

LENDERS:

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer, and Swing Line Lender

By: /s/ James P. Johnson

Name: James P. Johnson

Title: Senior Vice President

AMSOUTH BANK

By: /s/ Kerri L. Raines

Name: Kerri L. Raines

Title: Assistant Vice President

THE BANK OF NOVA SCOTIA

By: /s/ Mark Sparrow

Name: Mark Sparrow

Title: Director

BANK OF THE WEST

By: /s/ Wendy Reed

Name: Wendy Reed

Title: Vice President

BANK OF THE WEST

By: /s/ Chuck Weerasooriya

Name: Chuck Weerasooriya

Title: Senior Vice President

BMO CAPITAL MARKETS FINANCING, INC.

By: /s/ Virginia Neale

Name: Virginia Neale

Title: Vice President

CATHAY UNITED BANK

By: /s/ Allen Peng

Name: Allen Peng

Title: EVP & General Manager

CHANG HWA COMMERCIAL BANK, LTD., LOS ANGELES BRANCH

By: /s/ Wen Che Chen

Name: Wen Che Chen

Title: Vice President & General Manager

CHEVY CHASE BANK, F.S.B.

By: /s/ Frederick H. Denecke

Name: Frederick H. Denecke

Title: Vice President

CITICORP NORTH AMERICA, INC.

By: /s/ Malay Kakad

Name: Malay Kakad

Title: Vice President

EUROHYPO AG, NEW YORK BRANCH

By: /s/ David Sarner

Name: David Sarner

Title: Director

By: /s/ Stephen Cox

Name: Stephen Cox

Title: Director

FORTIS CAPITAL CORP

By: /s/ Jack Ali

Name: Jack Ali

Title: Senior Vice President

By: /s/ Alan Krouk

Name: Alan Krouk

Title: Managing Director

HUA NAN COMMERCIAL BANK, LTD. LOS ANGELES BRANCH

By: /s/ Oliver C.H. Hsu

Name: Oliver C.H. Hsu

Title: VP & General Manager

LAND BANK OF TAIWAN

By: /s/ Henry Rong Ching Leu

Name: Henry Rong Ching Leu

Title: VP and General Manager

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. NEW YORK BRANCH

By: /s/ Nae-Yee Lung

Name: Nae-Yee Lunch

Title: SVP & General Manager

MIDFIRST BANK, A FEDERALLY CHARTERED SAVINGS ASSOCIATION

By: /s/ Darrin D. Rigler

Name: Darrin D. Rigler

Title: MidFirst Bank

PACIFIC WESTERN BANK, A CALIFORNIA STATE-CHARTERED BANK

By: /s/ Steven Clark

Name: Steven Clark

Title: Vice President

PEOPLE'S BANK

By: /s/ Anne Kuchinski

Name: Anne Kuchinski

Title: Vice President

THE ROYAL BANK OF SCOTLAND PLC

By: /s/ Neil J. Crawford

Name: Neil J. Crawford

Title: Senior Vice President

SCOTIABANC INC.

By: /s/ William E. Zarrett

Name: Willian E. Zarrett

Title: Managing Director

SOCIETE GENERALE

By: /s/ Joseph T. Martinez Jr.

Name: Joseph T. Martinez Jr.

Title: Director

SOVEREIGN BANK

By: /s/ T. Gregory Donohue

Name: T. Gregory Donohue

Title: Senior Vice President

STATE BANK OF INDIA, LOS ANGELES AGENCY

By: /s/ Sanjiv Chadha

Name: Sanjiv Chadha

Title: Chief Executive Officer

TAIWAN BUSINESS BANK

By: /s/ Ben Chou

Name: Ben Chou

Title: VP & General Manager

UBS LOAN FINANCE LLC

By: /s/ Richard L. Tavrow

Name: Richard L. Tavrow

Title: Director

By: /s/ Irja R. Otsa

Name: Irja R. Otsa

Title: Associate Director

UNION BANK OF CALIFORNIA

By: /s/ Angela D. Smailey

Name: Angela D. Smailey

Title: Vice President